Scudder
Real Estate
Investment Fund

Annual Report
December 31, 1998


Pure No-Load(TM) Funds



A pure no-load(TM) (no sales charges) mutual fund which seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.



SCUDDER                             (logo)

                       Scudder Real Estate Investment Fund

--------------------------------------------------------------------------------
Date of Inception: 4/06/98   Total Net Assets as of      Ticker Symbol:  SCREX
                            12/31/98: $18.1 million
--------------------------------------------------------------------------------

o The Fund posted a total return of -13.00% for the period, outpacing the -17.82% return of its unmanaged benchmark, the Wilshire Associates Real Estate Securities Index.

o Management has taken advantage of the sector's poor overall performance by purchasing fundamentally sound, undervalued securities with capable management teams, strong cash flows, and reasonable valuations.

o The Fund has been overweight in the residential REIT sector, which held up relatively well in the down market, and underweight in mortgage REITs, which performed poorly.



                                Table of Contents

   3  Letter from the Fund's President    16  Financial Highlights
   4  Performance Update                  17  Notes to Financial Statements
   5  Portfolio Summary                   20  Report of Independent Accountants
   6  Portfolio Management Discussion     21  Shareholder Meeting Results
   9  Glossary of Investment Terms        24  Officers and Trustees
  10  Investment Portfolio                25  Investment Products and Services
  13  Financial Statements                26  Scudder Solutions


                    2 - Scudder Real Estate Investment Fund

                        Letter from the Fund's President

Dear Shareholders,

     Financial assets of all stripes endured a period of unusually high volatility in 1998, as markets adjusted to a more uncertain outlook for the global economy. Real estate investment trusts, which traditionally possess a low level of correlation with the broader market, were one of the worst-performing sectors in the U.S. stock market. In this challenging environment, the strict risk control strategy employed by Scudder REIT Fund allowed it to outperform its unmanaged benchmark, the Wilshire Associates Real Estate Securities Index, during the reporting period.

     As we evaluate another year of strong performance for the U.S. stock market and ponder what lies ahead, we believe the importance of diversification cannot be overstated. This straightforward principle is particularly important following eight consecutive years of strong returns for domestic equities. Under such conditions, investors can be easily lulled into believing that annual gains of 20% or higher are normal, when in fact long-run returns have averaged half of that amount. While it is possible that the U.S. stock market could record yet another period of strong performance in 1999, we believe that a portfolio with adequate exposure to several asset classes such as fixed income, small cap, international equities, and real estate securities will be the most successful over the long term.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in stocks of medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder Real Estate Investment Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Real Estate Investment Fund


                    3 - Scudder Real Estate Investment Fund

                   Performance Update as of December 31, 1998

Fund Index Comparisons
-----------------------------------------

                                 Total Return
                               ----------------
   Period            Growth
   Ended               of
   12/31/98          $10,000       Cumulative
   --------------------------------------------
   Scudder Real Estate Investment Fund
   --------------------------------------------
   Life of Fund*    $  8,700        -13.00%
   --------------------------------------------
   Wilshire Associates Real Estate Securities
   Index
   --------------------------------------------
   Life of Fund*    $  8,299        -17.82%
   --------------------------------------------

   * The Fund commenced operations on April
     6, 1998.


Growth of a $10,000 Investment
-----------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Scudder Real Estate Investment Fund
Year             Amount
-----------------------
4/6/98*         $10,000
4/98            $ 9,717
5/98            $ 9,650
6/98            $ 9,560
7/98            $ 9,088
8/98            $ 8,289
9/98            $ 8,904
10/98           $ 8,767
11/98           $ 8,749
12/98           $ 8,700

Wilshire Associates Real Estate Securities Index
Year             Amount
-----------------------
4/6/98*         $10,000
4/98            $ 9,647
5/98            $ 9,552
6/98            $ 9,497
7/98            $ 8,799
8/98            $ 7,761
9/98            $ 8,323
10/98           $ 8,181
11/98           $ 8,368
12/98           $ 8,218

The Wilshire Associates Real Estate Securities Index is a market capitalized weighted publicly traded real estate index. The index is rebalanced monthly and returns are calculated on a buy and sell basis. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
-----------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                                     1998
-------------------------------------------------------------------------------
Net Asset Value                                    $  9.92
-------------------------------------------------------------------------------
Income Dividends                                   $   .53
-------------------------------------------------------------------------------
Capital Gains Distributions                        $   --
-------------------------------------------------------------------------------
Fund Total Return (%)                               -13.00
-------------------------------------------------------------------------------
Index Total Return (%)                              -17.82
-------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                    4 - Scudder Real Estate Investment Fund

                    Portfolio Summary as of December 31, 1998


Asset Allocation
-----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Equity Holdings                99%
      Cash Equivalents                1%
   --------------------------------------
                                    100%
   ======================================

   Fund management seeks to remain as
   close to fully invested as possible.


Sector Diversification
(Excludes 1% Cash Equivalents
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Retail Outlets                 28%
      Residential                    23%
      Recreation                     13%
      Diversified                     9%
      Industrial                      8%
      Office                          8%
      Health Care                     5%
      Self-Storage                    4%
      Mortgage                        2%
   -------------------------------------
                                 100%
   =====================================

   The Fund provides broad exposure to
   the overall real estate market by
   investing in nine diverse subsectors.


Top Ten Equity Holdings
(21% of Portfolio
---------------------------------------------------------

    1. MGI Properties, Inc.
       Owner of multi-use industrial facilities, office buildings, apartment complexes and shopping centers
    2. Innkeepers USA Trust
       Owner of upscale extended-stay hotels
    3. Sunstone Hotel Investors, Inc.
       Owner of upscale hotels
    4. Equity Residential Properties Trust
       Owner of apartment properties
    5. Essex Property Trust, Inc.
       Developer and manager of multifamily residential properties
    6. The Macerich Company
       Owner and manager of regional and community shopping centers
    7. Duke Realty Investments, Inc.
       Ownership and rental of office, industrial and retail properties
    8. General Growth Properties, Inc.
       General partnership interest in an operating partnership which owns enclosed mall properties
    9. Shurgard Storage Centers, Inc.
       Developer and manager of personal and business self-storage centers
   10. Charles E. Smith Residential Realty, Inc.
       Real estate investment trust

   We took advantage of weakness in
   the sector to invest in strong
   companies with unusually low
   valuations.

                     5 - Scudder Real Estate Investment Fund

                         Portfolio Management Discussion

In the following interview, Co-Lead Portfolio Managers Philip S. Fortuna and Jennifer P. Carter discuss Scudder Real Estate Investment Fund's strategy and the market environment during the period since the Fund began operations on April 6, 1998.

Q: What were some of the key factors affecting REIT performance during the reporting period?

A: After posting steady returns for seven consecutive years, real estate securities encountered difficult conditions in 1998. Although a confluence of factors contributed to the sector's downturn, we believe that the problems were psychological rather than structural. Investors were rattled by the notion that REITs' quest for growth was leading to poor management decisions, such as excessive construction and unreasonably high bids for existing properties. While this perception exacted a substantial toll on REIT prices in the short term, the phenomenon is consistent with investors' traditional overreaction to supply and demand issues. The potential for falling interest rates to encourage speculative building was also viewed as a negative, but the resurgence in domestic growth may mean that REIT prices have already discounted the worst effects of this trend. Further dampening investor sentiment was the Congressional action eliminating paired-share REITs, through which the stock of two companies under the same management is sold as a unit. Although the market reacted negatively to this legislation, it is unlikely to have a long-term impact on the Fund's individual holdings. In short, we believe that the drop in REIT prices was largely overdone. Consequently, we have been taking advantage of the favorable valuations to add to our positions in the strongest individual securities.

Q: How did the Fund perform in this environment?

A: The Fund's total return from its inception to December 31, 1998, was -13.00%, which compared favorably to the -17.82% return of the unmanaged Wilshire Associates Real Estate Securities Index. Although we were disappointed by the Fund's negative total return, we believe that its strong performance relative to the benchmark demonstrates the value of our quantitative model and disciplined risk control strategy. In general, it is reasonable to expect that the Fund will outperform the Index when the latter is falling, but will trail it when the environment is more favorable. Since we tend to invest in less speculative securities with lower price-to-cash flow multiples, Fund holdings generally have less room to fall when the market turns south.

Q: How do REITs work?

A: REITs pool their stockholders' money to purchase real estate properties such as office buildings, shopping malls, industrial parks, warehouses, hotels, apartment complexes, health care facilities, self-storage centers, or mortgages secured by real estate. As managers of these properties, REITs distribute a portion of the rental income and proceeds from property sales back to their shareholders. Since REITs are required by law to distribute 95% of their annual net earnings to stockholders, they usually pay higher dividends than typical U.S. common stocks.

Q: What are the advantages of investing in REITs?

A: Real estate investment trusts can offer many benefits to long-term investors, such as high current income, diversification potential, and the ability to

                   6 - Scudder Real Estate Investment Fund
obtain the major benefits of real estate investing without directly owning property. REITs tend to have stronger defensive characteristics since their rising yields will often attract buyers when their stock prices are falling. In addition, the fact that REITs' asset values will rise along with property prices means that they can serve as an excellent hedge against inflation.

Q: What is your portfolio strategy?

A: We utilize a proprietary quantitative model that identifies undervalued real estate securities with stable or improving cash flow growth. Specialized portfolio management techniques help us to assess the risk associated with each individual security, as well as its potential impact on the return patterns of the overall portfolio. We also employ a strict sell discipline and review the portfolio regularly to identify holdings that no longer meet our criteria. In order to manage risk, we strive to diversify among the nine different subsectors of the REIT market and maintain a weighting of no more than 2-2.5% in any single security when possible. As a result of this strategy, the effects of the occasional disappointment in a subsector or individual REIT are minimized. Our weighting in the top ten holdings will generally be fairly low; as of December 31, for example, this number was only 21%.

In a period when the subsectors of the REIT market posted widely disparate returns, the Fund benefited from being well positioned in its sector weightings. Our largest divergence from the benchmark index was an underweight position in mortgage REITs, a more speculative subsector that posted the worst returns of the nine that we follow. Our strategy also led us to overweight residential


                    7 - Scudder Real Estate Investment Fund

REITs, which was one of the subsectors least affected by the downturn in real estate securities.

Q: What is your outlook for REITs?

A: We believe that real estate securities offer solid fundamentals and attractive valuations at these levels. With the sector so beaten down, it is possible to invest in well structured REITs with strong management teams, steady cash flow growth, and unusually low valuations. Although the industry has encountered a variety of challenges recently, the process of adaptation has already begun. For example, increasing levels of joint ventures, new financing, and project development may be reasons for the long-term investor to be encouraged. In addition, we believe that valuations have reached bargain levels given that earnings growth is expected to remain in the double digits, and the average REIT yields over 8%.

Going forward, it is important for investors to keep in mind that since the real estate market moves in extended cycles, the Fund is designed to be a long-term investment. As a consequence, it is not appropriate to use it as a tactical device, or to evaluate it with a short-term perspective. Instead, the Fund should be utilized as a powerful tool for portfolio diversification. Historically, REITs have provided investors with an extremely low level of correlation to the S&P 500, as the events of 1998 proved. We believe that over the long-term, a strategy that combines quantitative analysis and risk control will provide high current income and solid risk-adjusted returns for Fund shareholders.

                               Scudder Real Estate
                                Investment Fund:
                          A Team Approach to Investing

  Scudder Real Estate Investment Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Philip S. Fortuna assumed Co-Lead Portfolio Manager responsibilities along with Jennifer P. Carter in 1998. Mr. Fortuna joined the Adviser in 1986 and has over 12 years' experience in global planning and quantitative services. Ms. Carter joined the Adviser in 1992 and has nine years of investment industry experience, with three years specializing in real estate research. James M. Eysenbach, Portfolio Manager, joined the Adviser in 1991 and has 11 years' investment experience, specializing in quantitative research, analysis and portfolio management.


                    8 - Scudder Real Estate Investment Fund

                          Glossary of Investment Terms


DEFENSIVE SECURITIES       Stocks and bonds that are more conservative
                           than average, and tend to perform better than the overall market when that market is weak.
                           Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

FUNDS FROM OPERATIONS      The measurement of cash flow that is used to
(FFO)                      evaluate the financial performance of a REIT. It
                           subtracts the depreciation of properties from the REIT's net income, providing a more effective gauge of management's performance.

MORTGAGE REIT              A REIT that invests in loans secured by real estate.
                           These mortgages may be originated and underwritten by the REIT, or the REIT may purchase preexisting mortgages on the secondary market. The other kind of REIT is an equity REIT, which takes an ownership position in real estate, instead of acting as a lender.

QUANTITATIVE MODEL         A model that evaluates measurable factors for a
                           universe of companies such as the value of assets, cost of capital, cash flow, and stock price.

REAL ESTATE INVESTMENT     A company, usually traded publicly, that manages a
TRUST (REIT)               portfolio of real estate to earn profits for
                           investors. A REIT functions in a similar fashion to a mutual fund in that its investors obtain the potential benefits of a diversified portfolio under professional management. Equity REITs take equity positions in real estate; shareholders receive income from the rents received from the properties and also receive capital gains as buildings are sold at a profit.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets -- usually in
                           terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                    9 - Scudder Real Estate Investment Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank dated 12/31/1998 at 4.85%, to be
  repurchased at $170,092 on 1/4/1999, collateralized by a $170,000 U.S.                                            ----------
  Treasury Note, 6.25%, 8/31/2000 (Cost $170,000) .......................................        170,000               170,000
                                                                                                                    ----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 99.1%
------------------------------------------------------------------------------------------------------------------------------
Diversified 9.3%
Colonial Properties Trust ...............................................................         10,000               266,250
Duke Realty Investments, Inc. ...........................................................         15,700               365,025
First Union Real Estate Investments .....................................................         49,300               289,638
Glenborough Realty Trust Inc. ...........................................................         10,700               218,013
Kilroy Realty Corp. .....................................................................          6,500               149,500
MGI Properties, Inc. ....................................................................         14,700               410,681
                                                                                                                    ----------
                                                                                                                     1,699,107
                                                                                                                    ----------
Mortgage 1.7%
Capstead Mortgage Corp. .................................................................          6,200                25,575
Dynex Capital, Inc. .....................................................................         24,600               113,775
Thornburg Mortgage Asset Corp. ..........................................................         22,800               173,850
                                                                                                                    ----------
                                                                                                                       313,200
                                                                                                                    ----------
Health Care 5.2%
HRPT Properties Trust ...................................................................         16,400               230,625
Health Care REIT, Inc. ..................................................................         10,700               276,863
National Health Investors Inc. ..........................................................          7,700               190,094
OMEGA Healthcare Investors, Inc. ........................................................          8,300               250,556
                                                                                                                    ----------
                                                                                                                       948,138
                                                                                                                    ----------
Industrial 7.9%
CenterPoint Properties Corporation ......................................................          9,800               331,363
EastGroup Properties, Inc. ..............................................................         17,200               317,125
First Industrial Realty Trust, Inc. .....................................................          9,300               249,356
Meridian Industrial Trust, Inc. .........................................................          8,100               190,350
TriNet Corporate Realty Trust, Inc. .....................................................          5,500               147,125
Weeks Corp. .............................................................................          7,400               208,588
                                                                                                                    ----------
                                                                                                                     1,443,907
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Real Estate Investment Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Office 7.8%
Brandywine Realty Trust .................................................................         11,600               207,350
CarrAmerica Realty Corp. ................................................................         14,400               345,600
Great Lakes REIT, Inc. ..................................................................         14,400               225,900
Highwoods Properties Inc. ...............................................................          8,000               206,000
Koger Equity Inc. .......................................................................          7,700               132,344
Reckson Associates Realty Corporation ...................................................         13,700               303,969
                                                                                                                    ----------
                                                                                                                     1,421,163
                                                                                                                    ----------
Recreation 12.8%
Boykin Lodging Company ..................................................................         10,800               133,650
Equity Inns Inc. ........................................................................         25,700               247,363
FelCor Suite Hotels, Inc. ...............................................................         13,600               313,650
Franchise Finance Corporation of America ................................................          2,900                69,600
Innkeepers USA Trust ....................................................................         34,700               409,894
National Golf Properties, Inc. ..........................................................         11,200               324,100
RFS Hotel Investors, Inc. ...............................................................         14,700               180,075
Sunstone Hotel Investors, Inc. ..........................................................         42,300               399,206
Winston Hotels, Inc. ....................................................................         32,500               266,094
                                                                                                                    ----------
                                                                                                                     2,343,632
                                                                                                                    ----------
Residential 23.1%
Berkshire Realty Co. ....................................................................         24,100               228,942
Camden Property Trust ...................................................................          3,400                88,400
Charles E. Smith Residential Realty, Inc. ...............................................         10,800               346,950
Chateau Communities, Inc. ...............................................................         10,200               298,988
Cornerstone Realty Income Trust, Inc. ...................................................         19,200               201,600
Equity Residential Properties Trust .....................................................          9,539               385,733
Essex Property Trust, Inc. ..............................................................         12,700               377,825
Gables Residential Trust ................................................................         13,600               315,350
Home Properties of New York Inc. ........................................................          6,500               167,375
Irvine Apartments .......................................................................          7,700               245,438
Manufactured Home Communities, Inc. .....................................................         12,500               313,281
Mid-America Apartment Communities, Inc. .................................................         12,100               274,519
Summit Properties Inc. ..................................................................         16,100               277,725
Town & Country Trust ....................................................................         18,100               290,731
United Dominion Realty Trust, Inc. ......................................................         12,500               128,906
Walden Residential Properties, Inc. .....................................................         13,000               265,688
                                                                                                                    ----------
                                                                                                                     4,207,451
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Real Estate Investment Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Retail Outlets 27.8%
Bradley Real Estate, Inc. ...............................................................         13,400               274,700
CBL & Associates Properties, Inc. .......................................................          7,800               201,338
Chelsea GCA Realty, Inc. ................................................................          5,400               192,375
Commercial Net Lease Realty .............................................................         20,900               276,925
Crown American Realty Trust .............................................................         33,000               255,750
Developers Diversified Realty Corporation ...............................................         17,200               305,300
General Growth Properties, Inc. .........................................................          9,500               359,813
Glimcher Realty Trust ...................................................................         16,000               251,000
IRT Property Company ....................................................................         25,600               256,000
JP Realty, Inc. .........................................................................          2,300                45,138
Kimco Realty Corporation ................................................................          5,100               202,406
The Macerich Company ....................................................................         14,300               366,438
Mills Corp. .............................................................................         14,900               296,138
New Plan Excel Realty Trust .............................................................          9,480               210,338
Pan Pacific Retail Properties, Inc. .....................................................         14,900               297,069
Saul Centers, Inc. ......................................................................         16,000               248,000
Simon Property Group, Inc. ..............................................................          9,300               265,050
Tanger Factory Outlet Centers, Inc. .....................................................         10,100               213,994
Urban Shopping Centers, Inc. ............................................................          7,000               229,250
Western Investment Real Estate Trust ....................................................         18,800               222,075
Westfield America, Inc. .................................................................          6,500               112,125
                                                                                                                    ----------
                                                                                                                     5,081,222
                                                                                                                    ----------
Self-Storage 3.5%
Public Storage, Inc. ....................................................................         10,300               278,744
Shurgard Storage Centers, Inc., "A" .....................................................         13,800               356,213
                                                                                                                    ----------
                                                                                                                       634,957
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $20,881,924)                                                                              18,092,777
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $21,051,924) (a)                                                         18,262,777
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $21,051,924. At December 31, 1998, net unrealized depreciation for all securities based on tax cost was $2,789,147. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $189,977 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,979,124.

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Real Estate Investment Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $21,051,924) .................     $  18,262,777
                 Cash .................................................................               101
                 Dividends and interest receivable ....................................           136,749
                 Receivable for Fund shares sold ......................................            13,512
                 Deferred organization expenses .......................................            10,022
                                                                                           ----------------
                 Total assets .........................................................        18,423,161
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................           262,287
                 Other payables and accrued expenses ..................................            66,496
                                                                                           ----------------
                 Total liabilities ....................................................           328,783
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  18,094,378
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ................        (2,789,147)
                 Accumulated net realized gain (loss) .................................          (667,321)
                 Paid-in capital ......................................................        21,550,846
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  18,094,378
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($18,094,378 / 1,824,072 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                   ----------------
                    authorized) .......................................................             $9.92
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Real Estate Investment Fund

                             Statement of Operations

                   for the period April 6, 1998 (commencement

                       of operations) to December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends .............................................................    $     882,874
                 Interest ..............................................................           41,674
                                                                                           ----------------
                                                                                                  924,548
                 Expenses:
                 Management fee ........................................................          112,781
                 Services to shareholders ..............................................          117,755
                 Custodian and accounting fees .........................................           31,990
                 Trustees' fees and expenses ...........................................           13,858
                 Auditing ..............................................................           21,000
                 Registration fees .....................................................           38,935
                 Reports to shareholders ...............................................           16,651
                 Legal .................................................................           11,798
                 Amortization of organization expense ..................................            1,978
                 Other .................................................................            6,635
                                                                                           ----------------
                 Total expenses before reductions ......................................          373,381
                 Expense reductions ....................................................         (197,642)
                                                                                           ----------------
                 Expenses, net .........................................................          175,739
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                     748,809
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments .............................         (717,426)
                 Net unrealized appreciation (depreciation) during the period on
                    investments ........................................................       (2,789,147)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (3,506,573)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (2,757,764)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Real Estate Investment Fund

                       Statement of Changes in Net Assets

                                                                                                   For the Period
                                                                                                   April 6, 1998
                                                                                                   (commencement
                                                                                                 of operations) to
Increase (Decrease) in Net Assets                                                                December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................................     $     748,809
                 Net realized gain (loss) from investment transactions .......................          (717,426)
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ...........................................        (2,789,147)
                                                                                                 -----------------
                 Net increase (decrease) in net assets resulting from operations .............        (2,757,764)
                                                                                                 -----------------
                 Distributions to shareholders:
                 From net investment income ..................................................          (741,912)
                                                                                                 -----------------
                 From tax return of capital ..................................................          (222,451)
                                                                                                 -----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................................        24,951,658
                 Net asset value of shares issued to shareholders in reinvestment of
                    distributions ............................................................           832,002
                 Cost of shares redeemed .....................................................        (3,998,104)
                 Redemption fees .............................................................            29,749
                                                                                                 -----------------
                 Net increase (decrease) in net assets from Fund share transactions ..........        21,815,305
                                                                                                 -----------------
                 Increase (decrease) in net assets ...........................................        18,093,178
                 Net assets at beginning of period ...........................................             1,200
                                                                                                 -----------------
                 Net assets at end of period .................................................     $  18,094,378
                                                                                                 -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................................               100
                                                                                                 -----------------
                 Shares sold .................................................................         2,126,236
                 Shares issued to shareholders in reinvestment of distributions ..............            81,009
                 Shares redeemed .............................................................          (383,273)
                                                                                                 -----------------
                 Net increase (decrease) in Fund shares ......................................         1,823,972
                                                                                                 -----------------
                 Shares outstanding at end of period .........................................         1,824,072
                                                                                                 -----------------

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Real Estate Investment Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                            April 6, 1998
                                                                                                            (commencement
                                                                                                          of operations) to
                                                                                                            December 31,
                                                                                                              1998 (a)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                        --------------------
Net asset value, beginning of period ..............................................................            $12.00
                                                                                                        --------------------
Income from investment operations:
Net investment income .............................................................................               .41
Net realized and unrealized gain (loss) on investments ............................................             (1.98)
                                                                                                        --------------------
Total from investment operations ..................................................................             (1.57)
                                                                                                        --------------------
Less distributions from net investment income .....................................................              (.41)
Tax Return of capital .............................................................................              (.12)
Redemption fees ...................................................................................               .02
                                                                                                        --------------------
Total distributions ...............................................................................              (.51)
                                                                                                        --------------------
                                                                                                        --------------------
Net asset value, end of period ....................................................................            $ 9.92
                                                                                                        --------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ..............................................................................             (13.0)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................................                18
Ratio of operating expenses, net to average daily net assets (%) ..................................              1.25*
Ratio of operating expenses, before expense reductions, to average daily net assets (%) ...........              2.66*
Ratio of net investment income to average daily net assets (%) ....................................              5.32*
Portfolio turnover rate (%) .......................................................................             33.72*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                    16 - Scudder Real Estate Investment Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Real Estate Investment Fund (the "Fund") is a non-diversified series of Investment Trust (the "Trust") (formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $475,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date.

In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $192,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be

                    17 - Scudder Real Estate Investment Fund assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the period ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $26,448,915 and $4,652,403, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.80% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until April 30, 1999 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Accordingly, for the period ended December 31, 1998, the Adviser did not impose any of its fee amounting to $112,781.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new

                    18 - Scudder Real Estate Investment Fund investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period ended December 31, 1998, SSC did not impose a portion of its fee, which amounted to $66,155. The amount imposed aggregated $35,849, all of which is unpaid at December 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period ended December 31, 1998, STC did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period ended December 31, 1998, SFAC did not impose a portion of its fee, which amounted to $18,706. The amount imposed aggregated $9,419, of which $44 is unpaid at December 31, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the period ended December 31, 1998, Trustees' fees and expenses aggregated $13,858.

                                D. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                    19 - Scudder Real Estate Investment Fund

                        Report of Independent Accountants

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder Real Estate Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Real Estate Investment Fund (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period April 6, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 12, 1999



                    20 - Scudder Real Estate Investment Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Real Estate Investment Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         1,109,318           35,498            32,063               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         1,062,021           47,577            51,887             15,394





--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                    21 - Scudder Real Estate Investment Fund

                                    This Page
                                  intentionally
                                   left blank.






                    22 - Scudder Real Estate Investment Fund

                                    This Page
                                  intentionally
                                   left blank.





                    23 - Scudder Real Estate Investment Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

Peter B. Freeman
Trustee, Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner, Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                   *Scudder Kemper Investments, Inc.

                    24 - Scudder Real Estate Investment Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    25 - Scudder Real Estate Investment Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    26 - Scudder Real Estate Investment Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    27 - Scudder Real Estate Investment Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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